UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   ☐
Filed by a Party other than the Registrant   ☒
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12
PowerSecure International, Inc.

(Name of Registrant as Specified In Its Charter)
The Southern Company

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined). Because the issuer has an accumulated capital deficit as of its most recent balance sheet (dated January 31, 2012), under Rule 0-11(a)(4) the deemed par value of the securities is to be used:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐		Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Filed by The Southern Company
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, as amended
Subject Company: PowerSecure International, Inc.
Commission File No.: 1-12014

Southern Company to Acquire PowerSecure International, Inc.

Addition of PowerSecure’s proven expertise positions Southern Company to advance distributed infrastructure development

ATLANTA, Ga. and WAKE FOREST, N.C. - Feb. 24, 2016 - Southern Company (NYSE: SO) and PowerSecure International, Inc. (NYSE: POWR) today announced that the boards of directors of both companies have approved a definitive merger agreement through which Southern Company will acquire PowerSecure, with PowerSecure becoming a wholly owned subsidiary of Southern Company.

Southern Company believes that the advancement of distributed infrastructure technologies - the very technologies in which PowerSecure specializes through its unique business model - helps meet customers’ future energy needs as part of the full portfolio of energy resources. These technologies typically receive highest demand largely in markets outside of the Southeast, where distributed infrastructure investments tend to provide greater customer value. Through this natural evolution of the companies’ current business models, the combined company would be particularly suited to address reliability concerns and promote technology advances with a focus on the future.

As Southern Company and PowerSecure prepare for tomorrow, the combination of one of America’s leading energy companies with a successful, customer-focused provider of differentiated energy solutions and innovative energy infrastructure is designed to expand Southern Company’s opportunities to provide customized energy products to customers.

“As energy technologies and customer expectations continue to evolve, the electric utility business model is increasingly expanding beyond the meter,” said Southern Company Chairman, President and CEO Thomas A. Fanning. “Today there is demand for distributed infrastructure solutions that best meet each customer’s unique energy needs. With the addition of PowerSecure to Southern Company, we’re extending our commitment to create America’s energy future by tapping into industry-leading expertise to deliver cutting-edge solutions to energy consumers nationwide.”

By acquiring a premier provider of distributed generation, energy efficiency and utility infrastructure solutions, Southern Company will be positioned to accelerate the ongoing expansion of energy product offerings that are intended to provide customers greater control of their energy use and will add complementary technical depth in customer-located reliability and efficiency technologies.

“Southern Company has earned a reputation as one of America’s premier utilities by deploying its technical expertise and financial strength to best serve customers,” said Sidney Hinton, chief executive officer of PowerSecure. “These attributes, combined with Southern Company’s nationally recognized customer service, make Southern Company the ideal partner for

PowerSecure to deliver even greater value to our customers. We are incredibly excited about the potential to accelerate and expand our business as part of Southern Company as we continue to serve our data center, hospital, utility and other customers.”

Under the terms of the agreement, PowerSecure’s stockholders will be entitled to receive $18.75 in cash for each share of PowerSecure common stock in a transaction with a purchase price of approximately $431 million.

After closing, the companies anticipate that PowerSecure’s operations, including its management team and corporate headquarters, will continue to be based in Wake Forest, N.C.

Completion of the transaction is conditioned upon, among other things, the approval of PowerSecure stockholders. The transaction is also subject to the notification and clearance and reporting requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The companies expect to complete the transaction by the end of the second quarter of 2016.

Jones Day, Gibson Dunn & Crutcher LLP and Troutman Sanders LLP are serving as legal counsel to Southern Company. J.P. Morgan Securities LLC is serving as the exclusive financial advisor to PowerSecure and Wachtell, Lipton, Rosen & Katz and Kegler Brown Hill + Ritter are serving as legal counsel to PowerSecure.

PowerSecure Conference Call

PowerSecure management will webcast a conference call at 5:30 p.m. ET on Wednesday, Feb. 24, 2016. To access the live webcast, please log on to the investor section of the company's website at http://www.powersecure.com.

The call can also be accessed by dialing 888-339-2688 (or 617-847-3007 if dialing internationally) and providing pass code 89811649. If you are unable to participate during the live webcast, a replay of the conference call will be available approximately two hours after the completion of the call through midnight on March 9, 2016. To listen to the replay, dial 888-286-8010 (or 617-801-6888 if dialing internationally), and enter passcode 86873735. In addition, the webcast will be archived on the company's website at www.powersecure.com.

About Southern Company

With more than 4.5 million customers and approximately 46,000 megawatts of generating capacity, Atlanta-based Southern Company (NYSE: SO) is the premier energy company serving the Southeast through its subsidiaries. A leading U.S. producer of clean, safe, reliable and affordable electricity, Southern Company owns electric utilities in four states and a growing competitive generation company, as well as fiber optics and wireless communications. Southern Company brands are known for excellent customer service, high reliability and affordable prices that are below the national average. Through an industry-leading commitment to innovation, Southern Company and its subsidiaries are inventing America’s energy future by developing the full portfolio of energy resources, including nuclear, 21st century coal, natural gas, renewables and energy efficiency, and creating new products and services for the benefit of customers. Southern Company has been named by the U.S. Department of Defense and G.I. Jobs magazine as a top military employer, listed by Black Enterprise magazine as one of the 40 Best Companies for Diversity and designated a 2014 Top Employer for Hispanics by Hispanic Network. The company earned the 2014 National Award of Nuclear Science and History from the National Atomic Museum Foundation for its leadership and commitment to nuclear development, and is continually ranked among the top utilities in Fortune’s annual World’s Most Admired Electric and Gas Utility rankings. Visit www.southerncompany.com.

About PowerSecure

PowerSecure International, Inc. is a leading provider of utility and energy technologies to electric utilities, and their industrial, institutional and commercial customers. PowerSecure provides products and services in the areas of Interactive Distributed Generation ® (IDG®), solar energy, energy efficiency and utility infrastructure. The company is a pioneer in developing IDG® power systems with sophisticated smart grid capabilities, including the ability to 1) forecast electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly, power at peak power times, 2) provide utilities with dedicated electric power generation capacity to utilize for demand response purposes and 3) provide customers with the most dependable standby power in the industry. Its proprietary distributed generation system designs utilize a range of technologies to deliver power, including renewables. The company’s energy efficiency products and services include energy efficient lighting solutions that utilize LED technologies to improve lighting quality, and the design, installation and maintenance of energy conservation measures which the company offers, primarily as a subcontractor, to large energy service company providers, called ESCOs, for the benefit of commercial, industrial and institutional customers as end users and directly to retailers. PowerSecure also provides electric utilities with transmission and distribution infrastructure maintenance and construction services, and engineering and regulatory consulting services. Additional information is available at www.powersecure.com.

Cautionary Statements Regarding Forward-Looking Information
This press release contains forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the expected benefits of the transaction, the expected timing of the completion of the transaction, anticipated future financial and operating results, and Southern Company’s and PowerSecure’s future plans, objectives, expectations and intentions. These forward-looking statements are often characterized by the use of words such as “expect,” “anticipate,” “intend,” “estimate,” “plan,” “believe,” “may,” “project,” “potential,” “forecast,” “target,” “guidance,” “outlook,” “should,” “will,” “could,” “continue” and the negative or plural of these words and other comparable terminology.

Although Southern Company and PowerSecure believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the failure to receive, on a timely basis or otherwise, the required approvals by PowerSecure stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the risk that the businesses will not be integrated successfully; the possibility that the anticipated benefits from the transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs related to the integration of Southern Company and PowerSecure will be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the diversion of management time on transaction-related issues; the on-going uncertainty and inconsistency in the economy, financial markets and business markets; the impact of legislative, regulatory and competitive changes; and other risks, uncertainties and other factors identified from time to time in in each of Southern Company’s and PowerSecure’s reports filed with or furnished to the Securities and Exchange Commission, including their most recent Annual Report on Form 10-K, as well as subsequently filed Quarterly Reports Form 10-Q and Current Reports on Form 8-K, copies of which may be obtained by visiting the investor relations page of each company's website or the SEC's website at www.sec.gov. There can be no assurance that the transaction will in fact be consummated.
Southern Company and PowerSecure caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Southern Company and PowerSecure, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to Southern Company or PowerSecure or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this release. Neither Southern Company nor PowerSecure undertakes any duty or obligation to update or revise any forward-looking statement for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger between Southern Company and PowerSecure. In connection with the transaction,

PowerSecure intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. INVESTORS OF POWERSECURE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT POWERSECURE, SOUTHERN COMPANY AND THE MERGER.   Investors may obtain a free copy of these materials (when they are available) and other documents filed by PowerSecure with the SEC at the SEC’s website at www.sec.gov, at PowerSecure’s website at www.powersecure.com or by sending a written request to PowerSecure International, Inc., 1609 Heritage Commerce Court, Wake Forest, North Carolina 27587, attention: Investor Relations. Security holders may also read and copy any reports, statements and other information filed by Southern Company and PowerSecure with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Southern Company, PowerSecure and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Southern Company’s directors and executive officers is available in Southern Company’s proxy statement filed with the SEC on April 10, 2015 in connection with its 2015 annual meeting of stockholders, and information regarding PowerSecure’s directors and executive officers is available in PowerSecure’s proxy statement filed with the SEC on April 24, 2015 in connection with its 2015 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Southern Company Contact

Southern Company Media Relations
866-506-5333

PowerSecure Contact

PowerSecure Media Relations
919-453-2103